UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): April 1, 2024

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On April 1, 2024, XWELL, Inc. (the “Company”) issued a press release announcing that it intends to file a notification of late filing on Form 12b-25 with the Securities and Exchange Commission (the “SEC”) in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”), which will provide the Company with a 15 calendar day extension to file the Form 10-K. A copy of the press release is furnished herewith as Exhibit 99.1

The information included in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Forward-Looking Statements

This Current Report on Form 8-K and the press release incorporated herein contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, but are not limited to, statements regarding the Company’s expectations regarding the timing of the issuance of its fourth quarter and full year 2023 earnings and the filing of the Form 10-K. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the risk that additional information may arise prior to the filing of the Form 10-K; the final determination of the Audit Committee regarding matters relating to its internal review; the timing and ultimate conclusions of the Company’s independent auditors regarding the audit of the Company’s financial statements; and the risk that the completion and filing of the Form 10-K will take longer than expected. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in the Company’s filings and reports with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as other filings and reports that are filed by the Company from time to time with the SEC. The Company disclaims any obligation to update forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit Number	Description

	99.1	Press Release dated April 1, 2024
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: April 1, 2024	By:	/s/ Scott R. Milford
	Name:	Scott R. Milford
	Title:	President and Chief Executive Officer